Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports Third Quarter Fiscal 2020 Financial Results

NEWARK, CA – July 7, 2020 – SMART Global Holdings, Inc. (“SMART” or the “Company”) (NASDAQ: SGH), today reported financial results for the third quarter of fiscal 2020 ended May 29, 2020.

Third Quarter Fiscal 2020 Highlights:

•	Net sales of $281.3 million, 19.4% higher than the year ago quarter.
•	GAAP net income of $0.8 million, or $0.03 per share, 57.6% and 59.5% lower than the year ago quarter, respectively.
•	Non-GAAP net income of $17.1 million, or $0.70 per share, 115.8% and 106.1% higher than the year ago quarter, respectively.
•	Adjusted EBITDA of $25.4 million, 32.5% higher than the year ago quarter.

“Thanks to the outstanding execution from our team in these challenging times we were able to achieve growth in revenue and gross profit over the previous quarter, and over the same period last year. This, combined with the operating leverage in our financial model, drove a strong increase in non-GAAP earnings per share and another quarter of operating cash flow generation,” commented Ajay Shah, Chairman and CEO.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q3 FY20	Q2 FY20	Q3 FY19	Q3 FY20	Q2 FY20	Q3 FY19
Net sales	$281.3	$272.0	$235.7	$281.3	$272.0	$235.7
Gross profit	$54.2	$51.5	$43.0	$55.9	$52.9	$43.7
Operating income	$10.1	$8.2	$7.4	$20.3	$17.3	$13.2
Net income	$0.8	$(9.7)	$1.9	$17.1	$12.8	$7.9
Diluted earnings per share (EPS)	$0.03	$(0.41)	$0.08	$0.70	$0.52	$0.34

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the fourth quarter of fiscal 2020 ending August 28, 2020. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$290 to $310 million
Gross Margin - GAAP / Non-GAAP	20% to 22%
Diluted EPS - GAAP	$0.34 ± $0.08

Share-based compensation per share	$0.21
Intangible amortization per share	$0.15
Convertible debt discount OID and fees per share	$0.08

Diluted EPS - Non-GAAP	$0.78 ± $0.08

Expected diluted share count	24.5 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 5089819.  We will post an accompanying slide presentation to our website prior to the beginning of the call.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 5089819.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations or in global markets as a result of the outbreak of COVID-19; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, loss on extinguishment of debt/revolver, capped call mark to market (MTM) adjustment, integration expenses, COVID-19 expenses, acquisition-related expenses and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, loss on extinguishment of debt/revolver, capped call MTM adjustment, convertible debt original issue discount (OID), integration expenses, COVID-19 expenses, acquisition-related expenses and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory and computing technology areas. The Company specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. The Company targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing.  SMART operates in three primary product areas: Specialty Memory products, Brazil products and Specialty Compute and Storage Solutions.

See www.smartgh.com, www.smartm.com, www.smartembedded.com, www.smartsscs.com and www.penguincomputing.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 29, 2020	February 28, 2020	May 31, 2019	May 29, 2020	May 31, 2019
Net sales:
Specialty Memory Products	$127,700	$111,455	$98,755	$342,685	$354,312
Brazil Products	92,701	97,700	100,982	284,400	447,373
Specialty Compute and Storage Solutions	60,886	62,887	35,920	198,262	131,914
Total net sales	281,287	272,042	235,657	825,347	933,599
Cost of sales (1)(2)	227,054	220,536	192,622	665,288	748,364
Gross profit	54,233	51,506	43,035	160,059	185,235
Operating expenses:
Research and development (1)	14,436	14,702	11,330	44,023	34,384
Selling, general and administrative (1) (2)	29,733	28,648	24,306	91,935	73,202
Total operating expenses	44,169	43,350	35,636	135,958	107,586
Income from operations	10,064	8,156	7,399	24,101	77,649
Other income (expense):
Interest expense, net	(3,094)	(4,150)	(5,001)	(11,736)	(16,149)
Other income (expense):	(3,445)	(12,386)	97	(16,671)	(2,980)
Total other expense	(6,539)	(16,536)	(4,904)	(28,407)	(19,129)
Income (loss) before income taxes	3,525	(8,380)	2,495	(4,306)	58,520
Provision for income taxes	2,700	1,340	550	4,365	12,813
Net income (loss)	$825	$(9,720)	$1,945	$(8,671)	$45,707

Earnings per share:
Basic	$0.03	$(0.41)	$0.08	$(0.36)	$2.00
Diluted	$0.03	$(0.41)	$0.08	$(0.36)	$1.96
Shares used in computing per-share calculation:
Basic	24,066	23,906	23,005	23,895	22,824
Diluted	24,431	23,906	23,330	23,895	23,374

(1) Includes share-based compensation expense as follows:
Cost of sales	$699	$731	$651	$2,161	$1,803
Research and development	780	783	673	2,306	1,967
Selling, general and administrative	3,428	3,133	3,109	11,043	8,866
Total stock-based compensation expense	$4,907	$4,647	$4,433	$15,510	$12,636

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$647	$647	$16	$1,941	$130
Selling, general and administrative	2,767	2,766	960	8,299	2,882
Total amortization expense	$3,414	$3,413	$976	$10,240	$3,012

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 29, 2020	February 28, 2020	May 31, 2019	May 29, 2020	May 31, 2019
Reconciliation of gross profit:
GAAP gross profit	$54,233	$51,506	$43,035	$160,059	$185,235
GAAP gross margin	19.3%	18.9%	18.3%	19.4%	19.8%
Add: Share-based compensation included in cost of sales	699	731	651	2,161	1,803
Add: Amortization of intangible assets included in cost of sales	647	647	16	1,941	130
Add: COVID-19 expenses	282	—	—	282	—
Non-GAAP gross profit	$55,861	$52,884	$43,702	$164,443	$187,168
Non-GAAP gross margin	19.9%	19.4%	18.5%	19.9%	20.0%

Reconciliation of operating expenses:
GAAP operating expenses	$44,169	$43,350	$35,636	$135,958	$107,586
Less: Share-based compensation expense included in opex
Research and development	780	783	673	2,306	1,967
Selling, general and administrative	3,428	3,133	3,109	11,043	8,866
Total	4,208	3,916	3,782	13,349	10,833
Less: Amortization of intangible assets included in opex
Selling, general and administrative	2,767	2,766	960	8,299	2,882
Total	2,767	2,766	960	8,299	2,882
Less: Legal fees - term loan (payment holiday)	—	—	—	—	126
Less: Acquisition-related costs	—	—	431	946	1,854
Less: Integration expenses	1,432	1,040	—	4,524	—
Less: COVID-19 expenses	228	—	—	228	—
Non-GAAP operating expenses	$35,534	$35,628	$30,463	$108,612	$91,891

Reconciliation of income from operations:
GAAP income from operations	$10,064	$8,156	$7,399	$24,101	$77,649
GAAP operating margin	3.6%	3.0%	3.1%	2.9%	8.3%
Add: Share-based compensation expense	4,907	4,647	4,433	15,510	12,636
Add: Amortization of intangible assets	3,414	3,413	976	10,240	3,012
Add: Legal fees - term loan (payment holiday)	—	—	—	—	126
Add: Acquisition-related costs	—	—	431	946	1,854
Add: Integration expenses	1,432	1,040	—	4,524	—
Add: COVID-19 expenses	510	—	—	510	—
Non-GAAP income from operations	$20,327	$17,256	$13,239	$55,831	$95,277
Non-GAAP operating margin	7.2%	6.3%	5.6%	6.8%	10.2%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 29, 2020	February 28, 2020	May 31, 2019	May 29, 2020	May 31, 2019
Reconciliation of income (loss) before income taxes:
GAAP income (loss) before income taxes	$3,525	$(8,380)	$2,495	$(4,306)	$58,520
Add: Share-based compensation expense	4,907	4,647	4,433	15,510	12,636
Add: Amortization of intangible assets	3,414	3,413	976	10,240	3,012
Add: Legal fees - term loan (payment holiday)	—	—	—	—	126
Add: Acquisition-related costs	—	—	431	946	1,854
Add: Integration expenses	1,432	1,040	—	4,524	—
Add: COVID-19 expenses	510	—	—	510	—
Add: Extinguishment of term loan/revolver	192	6,630	—	6,822	—
Add: Capped call MTM adjustment	2,924	4,795	—	7,719	—
Add: Convertible debt discount OID and fees	1,960	399	—	2,359	—
Add: Foreign currency (gains)/losses	484	1,191	144	2,586	3,481
Non-GAAP income before income taxes	$19,348	$13,735	$8,479	$46,910	$79,629

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$2,700	$1,340	$550	$4,365	$12,813
GAAP effective tax rate	76.6%	-16.0%	22.0%	-101.4%	21.9%
Less: Goodwill tax credit	484	484	—	968	—
Tax effect of adjustments to GAAP results	(48)	(119)	(14)	(258)	(347)
Non-GAAP provision for income taxes	$2,264	$975	$564	$3,655	$13,160
Non-GAAP effective tax rate	11.7%	7.1%	6.7%	7.8%	16.5%

Reconciliation of net income (loss) and earnings per share (diluted):
GAAP net income (loss)	$825	$(9,720)	$1,945	$(8,671)	$45,707
Adjustments to GAAP net income:
Share-based compensation	4,907	4,647	4,433	15,510	12,636
Amortization of intangible assets	3,414	3,413	976	10,240	3,012
Legal fees - term loan (payment holiday)	—	—	—	—	126
Acquisition-related costs	—	—	431	946	1,854
Integration expenses	1,432	1,040	—	4,524	—
COVID-19 expenses	510	—	—	510	—
Extinguishment of term loan/revolver	192	6,630	—	6,822	—
Capped call MTM adjustment	2,924	4,795	—	7,719	—
Convertible debt discount OID and fees	1,960	399	—	2,359	—
Goodwill tax credit	484	484	—	968	—
Foreign currency (gains)/losses	484	1,191	144	2,586	3,481
Tax effect of items excluded from non-GAAP results	(48)	(119)	(14)	(258)	(347)
Non-GAAP net income	$17,084	$12,760	$7,915	$43,255	$66,469

Shares used in computing earnings per share (diluted)	24,431	24,567	23,330	24,450	23,374
Non-GAAP earnings per share (diluted)	$0.70	$0.52	$0.34	$1.77	$2.84

GAAP earnings per share (diluted)	$0.03	$(0.41)	$0.08	$(0.36)	$1.96

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended			Nine Months Ended
	May 29, 2020	February 28, 2020	May 31, 2019	May 29, 2020	May 31, 2019
GAAP net income (loss)	$825	$(9,720)	$1,945	$(8,671)	$45,707
Share-based compensation expense	4,907	4,647	4,433	15,510	12,636
Amortization of intangible assets	3,414	3,413	976	10,240	3,012
Interest expense, net	3,094	4,150	5,001	11,736	16,149
Provision for income tax	2,700	1,340	550	4,365	12,813
Depreciation	5,405	6,021	5,841	17,557	17,140
Legal fees - term loan (payment holiday)	—	—	—	—	126
Acquisition-related costs(1)	—	—	431	946	1,854
Integration expenses	1,432	1,040	—	4,524	—
COVID-19 expenses	510	—	—	510	—
Extinguishment of term loan/revolver	192	6,630	—	6,822	—
Capped call MTM adjustment	2,924	4,795	—	7,719	—
Adjusted EBITDA	$25,403	$22,316	$19,177	$71,258	$109,437

(1) Amounts in FY20 & FY19 related to acquisitions of new business, SMART EC & Wireless (July 2019).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	May 29,	August 30,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$131,845	$98,139
Accounts receivable, net	223,211	217,433
Inventories	180,554	118,738
Prepaid expenses and other current assets	31,496	37,950
Total current assets	567,106	472,260
Property and equipment, net	53,760	68,345
Operating lease right-of-use assets	26,289	—
Other noncurrent assets	12,609	12,784
Intangible assets, net	59,085	69,325
Goodwill	73,451	81,423
Total assets	$792,300	$704,137
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$245,774	$164,866
Accrued liabilities	59,878	48,980
Current portion of long-term debt	608	24,054
Total current liabilities	306,260	237,900
Long-term debt	193,547	182,450
Long-term operating lease liabilities	21,847	—
Other long-term liabilities	6,127	10,327
Total liabilities	527,781	430,677
Shareholders’ equity:
Ordinary shares	728	712
Additional paid-in capital	342,476	285,994
Accumulated other comprehensive loss	(234,634)	(177,866)
Retained earnings	155,949	164,620
Total shareholders’ equity	264,519	273,460
Total liabilities and shareholders’ equity	$792,300	$704,137

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Nine Months Ended
	May 29, 2020	February 28, 2020	May 31, 2019	May 29, 2020	May 31, 2019
Cash flows from operating activities:
Net income (loss)	$825	$(9,720)	$1,945	$(8,671)	$45,707
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,818	9,435	6,817	27,797	20,152
Share-based compensation	4,907	4,647	4,433	15,510	12,636
Provision for doubtful accounts receivable and sales returns	74	(100)	46	47	(24)
Deferred income tax benefit	425	610	677	65	430
Loss on disposal of property and equipment	41	(18)	22	(19)	21
Loss on mark-to-market derivatives	2,924	4,795	—	7,719	—
Loss on extinguishment of debt / revolver	192	6,630	—	6,822	—
Amortization of debt discounts and issuance costs	2,005	1,047	706	3,786	2,085
Amortization of operating lease right-of-use assets	1,287	1,168	—	3,569	—
Changes in operating assets and liabilities:
Accounts receivable	(13,396)	9,198	91,430	(17,885)	7,658
Inventories	(26,932)	(3,343)	35,111	(72,481)	82,771
Prepaid expenses and other assets	(7,615)	1,386	(2,455)	(1,119)	1,787
Accounts payable	39,031	(3,782)	(76,442)	95,687	(44,885)
Operating lease liabilities	(1,363)	(1,058)	—	(3,503)	—
Accrued expenses and other liabilities	2,402	2,439	(15,980)	4,903	(7,622)
Net cash provided by (used in) operating activities	13,626	23,334	46,310	62,227	120,716
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,521)	(4,210)	(10,496)	(16,889)	(30,112)
Proceeds from sale of property and equipment	58	54	18	154	71
Acquisitions of business, net of cash acquired	—	—	—	—	(148)
Net cash used in investing activities	(7,463)	(4,156)	(10,478)	(16,735)	(30,189)
Cash flows from financing activities:
Long-term debt payment - Term Loan	—	—	—	(5,625)	—
Long-term debt payment - BNDES	(685)	(797)	(1,704)	(2,292)	(5,073)
Purchase of capped call	—	(21,825)	—	(21,825)	—
Proceeds from convertible notes due 2026, net of discount	—	243,125	—	243,125	—
Payment for extinguishment of long-term debt	—	(204,904)	—	(204,904)	—
Proceeds from borrowings under revolving line of credit	42,000	6,000	67,500	60,500	235,500
Repayments of borrowings under revolving line of credit	(42,000)	(6,000)	(67,500)	(60,500)	(235,500)
Proceeds from issuance of ordinary shares from share option exercise	134	641	297	1,941	3,770
Proceeds from issuance of ordinary shares from ESPP	1,742	—	1,335	2,984	2,303
Withholding tax on restricted stock units	(282)	(351)	(11)	(653)	(230)
Net cash provided by (used in) financing activities	909	15,889	(83)	12,751	770
Effect of exchange rate changes on cash and cash equivalents	(17,087)	(4,596)	(4,824)	(24,537)	(2,432)
Net increase (decrease) in cash and cash equivalents	(10,015)	30,471	30,925	33,706	88,865
Cash and cash equivalents at beginning of period	141,860	111,389	95,174	98,139	37,234
Cash and cash equivalents at end of period	$131,845	$141,860	$126,099	$131,845	$126,099

# # #

Investor Contacts:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com